MH Elite Portfolio of Funds, Inc.
                           220 Russell Avenue
                        Rahway, New Jersey 07065
                            1-800-318-7969
                           www.mhelite.com


Dear Shareholder:

At the beginning of the year an overheated economy dealing with inflation concerns and rising interest rates captured the headlines only to turn in the opposite direction by year end as fears of a recession grabbed our attention. Recent economic reports point to an erosion of consumer confidence, continued higher energy costs, a rise in unemploymnet, holiday retail sales with their lowest growth rate in the past decade and the failure of corporate earnings/
profits to meet analyst expectations.   Combined these factors with a contro-
versial Presidential election and it should come as no surprise that Wall Street ended the year on a downward trend. With the expectations of lower interest rates in 2001, it has become apparent that the bulls are retreating and the bears may be coming out of hibernation.

MH Elite Portfolio of Funds is pleased to report a positive return for year 2000. The Fund ended the year with a net asset value of $5.81. A long-term capital gain distribution of $.32 per share was paid on December 29, 2000.
The Fund's total return for 2000 was 1.5% and once again out performed the Russell 2000 Index which had a total return of -3% for the year. MH Elite Portfolio of Funds and small caps in general had a relatively good year in 2000 when you consider that the S&P 500 Index was down 10%, the DJIA lost 6.2% and the NASDAQ Composite had its worst year ever in losing 39%.

MH Elite Portfolio of Funds can now be researched at the major business/ financial web sites under the symbol MHELX. The Fund can also be purchased through TD Waterhouse and fund analysis is available by Morningstar at www.morningstar.com.

The Fund thanks you for your past and continued investment in the fund and welcomes our new shareholders.


Sincerely,



Harvey Merson
President

Past Performance is no guarantee of future results. The Fund's average annual total return assumes reinvestment of all divided and capital gain distributions. Investment return and principal value will fluctuate so that, when redeemed, an investor's shares may be worth more or less than their original cost.

This material must be accompanied or preceded by a prospectus for the Fund.

                      MH Elite Portfolio of Funds, Inc.
                            Schedule of Investments
                           As of December 31, 2000



Mutual Funds  (88.9%)                           Quantity           Market Value

        Alleghany/Veredus Aggressive Growth        2,422            $   53,561
        American Century Small Cap Value           8,475                53,559
        Berger Small Cap Value Inv                 2,632                66,929
        Bjurman Micro-Cap Growth                   3,132               129,030
        Bogle Small Cap Growth Inv                 4,218                80,687
        Dreyfus Emerging Leaders                   1,619                64,109
        FMI Focus Fund                             2,518                72,544
        Fremont U.S. Micor-Cap                     2,508                67,403
        ICM/Isabelle Small Cap Invmt               6,453                70,146
        Meridian Value                             3,604               104,904
        Neuberger Berman Millenium                 3,856                69,561
        Reserve Private Equity Small Cap Growth    1,844                82,333
        RS Investment Diversified Growth           1,581                36,096
        RS Investment Emerging Growth              1,878                82,651
        Royce Low Priced Stock                     6,692                62,574
        Royce Opportunity                          8,294                64,526
        State Street Research Aurora               3,330                93,020
        Wasatch Core Growth                        1,568                45,026
        Wasatch Micro Cap                         20,111                98,542
                                                                        ------

Total Mutual Funds (Cost: $1,268,494)                                1,397,201

Short-Term Securities (Cost: $173,873) (11.1%)                         173,873
                                                                    ----------
Total Investments in Securities (Cost:  $807,182)                    1,571,074

Less Liability                                                            (240)
                                                                    ----------
Net Assets                                                         $ 1,570,834
                                                                   ===========








The accompanying notes to financial statements are an integral part of these financial statements.

                      MH Elite Portfolio of Funds, Inc.
               Statement of Assets, Liability, and Net Assets
                           As of December 31, 2000


Assets

     Investments in Securities at value (Cost: $1,422,367)         $ 1,571,074

     Total Assets                                                  $ 1,571,074
                                                                   ===========

Liability and Net Assets

     Liability
          Accrued Expenses                                                 240
                                                                     ---------

Net Assets
     Capital Stock, Outstanding at par $.01;                             2,705
          (shares issued and outstanding 270,463)
     Additional paid-in capital                                      1,436,924
     Accumulated undistributed net investment income                     2,498

     Net unrealized appreciation on investments                        128,707
                                                                   -----------
           Net Assets                                                1,570,834

           Total Liability and Net Assets                          $ 1,571,074
                                                                   ===========


           Net asset value per share                               $      5.81
                                                                   ===========








The accompanying notes to financial statements are an integral part of these financail statements.

                      MH Elite Portfolio of Funds, Inc.
                           Statement of Operations
                    For The Year Ended December 31, 2000


Investment Income

        Dividends                                       $   123,636
        Interest                                              3,421
                                                         ----------
        Total Investment Income                             127,057

Expenses

        Investment advisory fees                             13,713
        IRA trustee fees                                        855
        Filing fees                                             633
        Quote service fees                                      567
        Phone                                                   390
        Brokerage fees                                          360
        Taxes                                                   240
        Supplies                                                123
                                                         ----------
             Total expenses                                  16,881
                                                         ----------

Net Investment Income                                       110,176

Net Realized and Unrealized Gain (Loss) on Investments

        Net realized gain (loss) from investments           (25,870)
	Net change in unrealized appreciation
                (depreciation) on investments               (97,309)
                                                        ------------
	Net realized and unrealized gain (loss)
                in investments                             (123,179)

Net Increase (Decrease) in net assets resulting
        from operations                                 $   (13,003)
                                                         ===========








The accompanying notes to financial statements are an integral part of these financial statements.

                      MH Elite Portfolio of Funds, Inc.
                     Statements of Changes in Net Assets
              For The Year Ended December 31, 2000, 1999 and 1998


Increase (Decrease) in Net Assets
          from Operations                        2000           1999       1998*
                                          -----------   ------------  ---------

  Investment income                       $   110,176   $    31,882   $   9,690
  Net realized gain (loss)
       on investments                         (25,870)      (14,087)    (11,322)
  Net unrealized appreciation
       (depreciation) on investment           (97,309)       225,184      1,733
                                          ------------   -----------  ---------
  Net Increase (Decrease) in Net Assets
       Resulting From Operations              (13,003)       242,979        101

Dividends and Distributions to Shareholders
  Dividends from Net Investment Income        (82,030)      (16,842)          0

Capital Share Transactions

  Net Proceeds from Sale of Shares
       (99,260 shares in 2000,
            76,979 shares in 1999
                 74,224 shares in 1998)       550,190        355,567    335,000

  Proceeds from Re-invested Dividends          82,030         16,842          0
                                          -----------    -----------  ---------
  Net Increase (Decrease) n Net Assets
      from Capital Share Transactions         632,220        372,409    335,000
                                          -----------    -----------  ---------

  Net Increase in Net Assets                  537,187        598,546    335,101

Net Assets at Beginning of Period           1,033,647        435,101    100,000
                                          -----------    -----------  ---------

Net Assets at End of Period               $ 1,570,834    $ 1,033,647  $ 435,101
                                          ===========    ===========  =========




* The Fund began operations on 3-18-98


The accompanying notes to financial statements are an integral part of these financial statements.

                      MH Elite Portfolio of Funds, Inc.
                            Financial Highlights



Selected per share data and ratios for the period

                                               2000         1999         1998
                                               ----         ----         ----
Net Asset Value, Beginning of Period         $ 6.04       $ 4.62       $ 5.00

Investment Operations

     Net Investment Income                     0.41         0.19         0.10
     Net Realized and Unrealized Gain
          (Loss) on Investments               (0.46)        1.33        (0.48)
     Income (Loss) From Operations            (0.05)        1.52        (0.38)
                                              -----        -----        -----

Distributions                                 (0.32)       (0.10)           0

Net Assets Value, End of Period              $ 5.81       $ 6.04       $ 4.62
                                             ======       ======       ======

Total Return                                   1.5%        32.9%        (7.6%)
                                             ======       ======       ======

Ratios/Supplement Data

Net Assets, End of Period                 $ 1,570,834  $ 1,033,647    $ 435,101
                                          ===========  ===========    =========

Ratio of net expenses to average
     net assets                                  1.3%         1.0%         1.0%

Ratio of net investment income to
     average net assets                          8.4%         4.3%         3.6%

Portfolio turnover rate                         50.0%        41.0%        24.5%














The accompanying notes to financial statements are an integral part of these financial statements.

                      MH Elite Portfolio of Funds, Inc.
                        Notes to Financial Statements
                              December 31, 2000


NOTE 1 - Organization

The MH Elite Portfolio of Funds, Inc. (the 'Fund') was organized as a corporation in New Jersey on October 20, 1997. The Fund was organized as an open-end diversified management investment company under the Investment Company Act of 1940 and its securities under the Securities Act of 1933. The sale and issuance of 20,000 shares of common stock ("initial shares") for $100,000 ($200 for capital stock and $99,800 as additional paid in capital) to its initial investor occurred on February 17, 1998. Harvey Merson and Jeff Holcombe, who as owners of MH Investment Management are the investment advisors to the Fund, each own fifty percent of MH Elite Portfolio of Funds, Incorporated as a whole. They are also shareholders in the Fund, and own 1,630.722 and 21,450.913 shares respectively, as of December 31, 2000.

NOTE 2 - Additional Investors

Subsequent to February 17, 1998 there were additional infusions of capital in the amount of $335,000 in 1998, $355,567 in 1999, $550,190 in 2000 with 74,224
76,979, and 99,260  shares issued respectively.

NOTE 3 - Organization Costs

Organizational costs were borne by the Fund's Investment Adviser.

NOTE 4 - Registration Fees

Registration fees are the responsibility of the Fund's Investment Adviser.

NOTE 5 - Legal and Accounting Expenses

Legal and accounting expenses will be borne by the Funds Investment Advisor.

NOTE 6 - Investment Advisory Agreement

The Investment Adviser, MH Investment Management Incorporated, furnishes the Fund with investment advice and, in general, supervises the management and investment program of the fund. Harvey Merson and Jeff Holcombe each own
50 percent of MH Investment Management, Incorporated. Under the Investment Advisory Agreement, the Fund has agreed to pay the Investment Adviser an annual fee, payable monthly, of 1.00% of the Fund's average daily net assets. For the period ended December 31, 2000 this fee was $13,713.

NOTE 7 - Fees

The expenses and fees that a shareholder of the MH Elite Portfolio of Funds, Inc. will incur are: management fees of 1.00% and other expenses of .25% for total annual fees of 1.25%. For the period ended December 31, 2000 these fees and expenses were $16,881.

NOTE 8 - Purchase and Sale of Securities

The cost of securities purchased and the proceeds from sale of securities for the year ended December 31, 2000 aggregated $909,866 and $699,456 respectively. For federal income tax purposes, the tax basis of investments is the same as for financial reporting purposes. At December 31, 2000, on a tax basis gross, unrealized appreciation on investments was $128,707.

                      MH Elite Portfolio of Funds, Inc.
                        Notes to Financial Statements
                              December 31, 2000



NOTE 9 - Common Stock

As of December 31, 2000, 270,463 shares of $ .01 par value stock were authorized and issued, and paid in capital amounted to $1,436,924. This includes a dividend reinvestment of $16,842 in 1999, and $82,030 in 2000.

NOTE 10 - Significant Accounting Policies

These financial statements are prepared in accordance with generally accepted accounting principles, which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual results could differ from those estimates.

The following represent significant accounting policies of the Fund:

a)  Underlying Fund Valuation
Underlying funds are valued at the last reported net asset value as quoted by the respective fund with the resulting unrealized gains and losses included in income. United States Government obligations and other debt instruments having sixty days or less remaining until maturity are valued at amortized cost.

b) Investment Income
Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

c)  Distributions to Shareholders
Dividends from net investment income, if any, are declared and paid annually. Capital gains, if any, are distributed to shareholders at least annually. Distributions of $16,842 in 1999, and $82,030 in 2000 were reinvested in the Fund. Distributions are based on amounts calculated in accordance with applicable federal income tax regulations, which may differ from generally accepted accounting principles. These differences are due primarily to differing treatments of income and gain on various investment securities held by the Fund, timing differences and differing characteristics of distributions made by the Fund.

d) Federal Taxes
The Fund intends to qualify and continue to qualify each year as a regulated investment company and distribute all of its taxable income. In addition, by distributing in each calendar year substantially all of its net investment income, capital gain and certain other amounts, if any, the Fund will not be subject to a federal excise tax. Therefore, no federal income or excise tax provision is required.

e) Realized Gain and Loss
Security transactions are recorded on a trade date basis. Realized gain and loss on investments sold are recorded on the basis of identified or average cost.

f) Investment in Firm Securities
Mutual Funds owned by the Fund are stated at quoted market value with the resulting unrealized gain and losses included in income.

g) Concentration of Credit Risks
The Fund maintains 86.3% of its holdings, including a money market account, at TH Waterhouse Institutional Services. The account at TD Waterhouse, and other accounts held by the Fund, are not FDIC insured.

The Fund's proprietary positions and trading activities expose it to market risk, which is influenced by the volatility and liquidity in the financial markets. The Fund attempts to control its exposure to market risk by use of various analytical monitoring techniques.

GIBGOT, WILLENBACHER & CO.
Certfied Public Accountant
                                                       310 EAST SHORE ROAD
                                                  GREAT NECK, NEW YORK 11023
NEIL A. GIBGOT, CPA                                   TEL: (516) 482-3660
WILLIAM L. MERINGOLO, CPA                             FAX: (516) 482-3685
JONATHAN G. SHORE, CPA




To The Shareholders and Board of Directors
MH Elite Portfolio of Funds, Inc.

We have audited the accompanying schedule of investments and statement of assets, liability and net assets of MH Elite Portfolio of Funds, Inc. as of December 31, 2000 the related statement of operations, changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits The financial statements of MH Elite Portfolio of Funds, Inc. as of December 31, 1999 and 1998 were audited by another auditor whose reports dated January 31, 2000 and February 8, 1999, expressed unqualified opinions on those statements.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of MH Elite Portfolio Portfolio of Funds, Inc. as of December 31, 2000, and results of its operations, change in its net assets and its financial highlights for the period presented, in conformity with generally accepted accounting principles.


Gibgot, Willenbach & Co.
CERTIFIED PUBLIC ACCOUNTANTS

Great Neck, New York
February 7, 2001

MH Elite Portfolio of Funds, Inc.
220 Russell Avenue
Rahway, New Jersey 07065

Investor Adviser
    MH Investment Management, Inc.
    220 Russell Avenue
    Rahway, New Jersey 07065





MH Elite Portfolio of Funds,Inc.

       Annual Report
             to
       Shareholders
     December 31, 2000